Exhibit 99.1

The Navigators Group, Inc.
CORPORATE NEWS

Navigators Reports Third Quarter Earnings

Stamford, CT – November 7, 2013 — The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $21.3 million, or $1.48 per diluted share, for the three months ended September 30, 2013 compared to $12.9 million, or $0.90 per diluted share, for the comparable period in 2012. Operating earnings were $23.1 million, or $1.60 per diluted share, for the third quarter of 2013 compared to operating earnings of $9.8 million, or $0.69 per diluted share, for the comparable period in 2012.

For the nine months ended September 30, 2013, the Company reported net income of $49.1 million, or $3.42 per diluted share, compared to $35.7 million, or $2.51 per diluted share, for the comparable period in 2012. Operating earnings were $45.7 million, or $3.18 per diluted share, for the nine months ended September 30, 2013 compared to $29.1 million, or $2.04 per diluted share, for the comparable period in 2012.

Gross written premiums and net written premiums for the three months ended September 30, 2013 were $312.1 million and $196.6 million, respectively, an increase of 4.5% and 4.5% from the comparable period in 2012. Gross written premiums and net written premiums for the nine months ended September 30, 2013 were $1,037.4 million and $664.5 million, respectively, an increase of 7.5% and 6.9% from the comparable period in 2012.

The combined loss and expense ratio for the three and nine months ended September 30, 2013 were 89.8% and 95.1%, respectively, compared to 99.1% and 99.0% for the comparable periods in 2012.

Stan Galanski, President and Chief Executive Officer, commented, “We are pleased to report a combined ratio of 89.8% for the quarter, which has resulted in record quarterly operating earnings per share of $1.60. Our quarterly results were led by strong underwriting performance in our global marine, global energy and U.S. excess and surplus lines units. We experienced solid premium growth, led by double digit growth in our Navigators Specialty division. We continue to focus on controlling operating expenses in the aggregate while investing in expanding our intellectual capital and technology initiatives.”

Stockholders’ equity was $899.9 million, or $63.61 per share, as of September 30, 2013 compared to $879.5 million, or $62.61 per share, as of December 31, 2012.

Net investment income for the three and nine months ended September 30, 2013 was $14.1 million and $42.0 million, respectively, an increase of 3.7% and 3.4% from the comparable periods in 2012. Net investment income for the nine months ended September 30, 2012 was reduced by $4.5 million as a result of the settlement of our dispute with Equitas over foregone interest on amounts that were due on certain reinsurance contracts. The annualized pre-tax investment yield, excluding net realized gains and losses, net other-than-temporary impairment losses recognized in earnings, and for 2012 the $4.5 million in interest expense for the settlement of our dispute with Equitas, was 2.4% for both the three and nine months ended September 30, 2013, compared to 2.4% and 2.7% for each of the comparable periods in 2012. The effective tax rate on net investment income was 27.5% and 27.9% for the three and nine months ended September 30, 2013, respectively, compared to 26.6% and 26.8% for the comparable periods in 2012.

400 Atlantic Street	Stamford, CT 06901
TEL (203) 905-6090	FAX (203) 658-1821

News Release

November 7, 2013

The Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA/Aa” as defined by Standard & Poor’s and Moody’s, respectively, and an average effective duration of 3.9 years as of September 30, 2013. As of September 30, 2013, net unrealized gains within our investment portfolio were $51.1 million, a decrease of $52.2 million compared to December 31, 2012.

There were $2.8 million of net realized losses including other-than-temporary impairment losses recognized in earnings for the three months ended September 30, 2013 compared to $4.8 million of net realized gains for the same period in 2012. For the nine months ended September 30, 2013, there were $5.3 million of net realized gains including other-than-temporary impairment losses recognized in earnings, compared to $10.2 million for the same period in 2012.

Consolidated net cash flow from operations for the three and nine months ended September 30, 2013 was $81.5 million and $130.0 million, respectively, compared to $54.1 million and $69.1 million for the comparable periods in 2012.

The Company will hold a conference call on Friday, November 8, 2013 starting at 8:30 a.m. ET to discuss the 2013 third quarter results. The call will be available via live webcast on Navigators’ website (www.navg.com).

To participate by telephone, the domestic dial-in number is (800) 850-2903 and the international dial-in is (224) 357-2399. Participants may connect to the webcast at:

http://www.media-server.com/m/p/6q4eew4g

Operating earnings, or net income excluding after-tax net realized gains (losses) and net other-than-temporary impairment losses recognized in earnings, is a non-GAAP financial measure that is a common performance measurement for insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies and operations at Lloyd’s. With its corporate headquarters in Connecticut and insurance operations based in New York and London, Navigators has offices in major insurance centers in the United States, the United Kingdom and Continental Europe, as well as representatives in China and Brazil.

News Release

November 7, 2013

The Navigators Group, Inc. logo is available at http://www.globenewswire.com/newsroom/prs /?pkgid=7778

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words “estimate”, “expect”, “believe” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements are derived from information that we currently have and assumptions that we make. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business. Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Ciro M. DeFalco
Senior Vice President and Chief Financial Officer
(203) 905-6343
cdefalco@navg.com
www.navg.com

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Financial Highlights

($ in thousands, except share and per share data)

(unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
Results of Operations	2013	2012	Change	2013	2012	Change
Gross written premiums	$312,076	$298,742	4.5%	$1,037,426	$964,878	7.5%
Net written premiums	196,556	188,046	4.5%	664,477	621,343	6.9%
Revenues:
Net earned premiums	213,895	201,262	6.3%	622,037	580,398	7.2%
Net investment income	14,094	13,597	3.7%	41,997	40,632	3.4%
Total other-than-temporary impairment losses	(1,821)	—	NM	(1,863)	(693)	NM
Portion of loss recognized in other comprehensive income (before tax)	—	—	NM	—	43	NM

Net other-than-temporary impairment losses recognized in earnings	(1,821)	—	NM	(1,863)	(650)	NM
Net realized gains (losses)	(988)	4,761	NM	7,171	10,820	-33.7%
Other income	(210)	789	NM	(507)	2,087	NM

Total revenues	224,970	220,409	2.1%	668,835	633,287	5.6%

Expenses:
Net losses and loss adjustment expenses	125,086	128,850	-2.9%	387,576	370,242	4.7%
Commission expenses	27,685	31,258	-11.4%	82,631	90,211	-8.4%
Other operating expenses	39,056	40,112	-2.6%	120,608	116,238	3.8%
Interest expense	2,053	2,049	0.2%	6,156	6,147	0.1%

Total expenses	193,880	202,269	-4.1%	596,971	582,838	2.4%

Income before income taxes	31,090	18,140	71.4%	71,864	50,449	42.4%
Income tax expense (benefit)	9,804	5,225	87.6%	22,731	14,731	54.3%

Net income (loss)	$21,286	$12,915	64.8%	$49,133	$35,718	37.6%

Per Share Data
Net income per common share:
Basic	$1.50	$0.92	63.4%	$3.48	$2.55	36.4%
Diluted	$1.48	$0.90	63.3%	$3.42	$2.51	36.4%
Average common shares outstanding:
Basic	14,144,478	14,026,855		14,120,788	14,004,302
Diluted	14,408,413	14,272,477		14,379,943	14,255,301
Underwriting Ratios
Loss Ratio	58.5%	64.0%		62.3%	63.8%
Expense Ratio	31.3%	35.1%		32.8%	35.2%

Combined Ratio	89.8%	99.1%		95.1%	99.0%

	Sept. 30,	June 30,		Sept. 30,	Dec. 31,
Balance Sheet Data	2013	2013		2013	2012
Stockholders’ equity	$899,882	$873,952	3.0%	$899,882	$879,485	2.3%
Book value per share	$63.61	$61.83	2.9%	$63.61	$62.61	1.6%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

($ in thousands, except share data)

	September 30,	December 31,
	2013	2012
	(unaudited)
ASSETS
Investments and cash:
Fixed maturities, available-for-sale, at fair value (amortized cost: 2013, $1,958,434; 2012, $2,034,765)	$1,981,731	$2,121,833
Equity securities, available-for-sale, at fair value (cost: 2013, $131,046; 2012, $85,004)	158,890	101,297
Short-term investments, at cost which approximates fair value	152,987	153,788
Cash	130,513	45,336

Total investments and cash	2,424,121	2,422,254

Premiums receivable	355,578	320,182
Prepaid reinsurance premiums	253,435	221,015
Reinsurance recoverable on paid losses	44,955	49,282
Reinsurance recoverable on unpaid losses and loss adjustment expenses	796,289	880,139
Deferred policy acquisition costs	63,171	61,005
Accrued investment income	13,746	12,587
Goodwill and other intangible assets	7,065	7,093
Deferred income tax, net	22,639	3,216
Receivable for investments sold	59,453	4,310
Other assets	34,124	26,587

Total assets	$4,074,576	$4,007,670

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$2,050,720	$2,097,048
Unearned premiums	716,236	642,407
Reinsurance balances payable	180,563	165,813
Senior notes	114,542	114,424
Current income tax payable, net	5,449	2,133
Payable for investments purchased	48,855	58,345
Accounts payable and other liabilities	58,329	48,015

Total liabilities	3,174,694	3,128,185

Stockholders’ equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	—	—
Common stock, $.10 par value, authorized 50,000,000 shares, issued 17,658,292 shares for 2013 and 17,558,046 shares for 2012	1,765	1,755
Additional paid-in capital	334,421	329,452
Treasury stock, at cost (3,511,380 shares for 2013 and 2012)	(155,801)	(155,801)
Retained earnings	678,004	628,871
Accumulated other comprehensive income	41,493	75,208

Total stockholders’ equity	899,882	879,485

Total liabilities and stockholders’ equity	$4,074,576	$4,007,670

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Comparative Premium Data

($ in thousands)

	Three Months			Nine Months
	2013	2012	Change	2013	2012	Change
Gross Written Premiums:
Insurance Companies:
Marine	$38,912	$44,879	-13.3%	$132,836	$156,640	-15.2%
Property Casualty	156,228	139,948	11.6%	527,287	426,494	23.6%
Professional Liability	32,469	33,534	-3.2%	97,679	97,629	0.1%

	227,609	218,361	4.2%	757,802	680,763	11.3%
Lloyd’s Operations:
Marine	36,009	37,716	-4.5%	135,546	146,528	-7.5%
Property Casualty	35,869	32,789	9.4%	102,144	106,063	-3.7%
Professional Liability	12,589	9,876	27.5%	41,934	31,524	33.0%

	84,467	80,381	5.1%	279,624	284,115	-1.6%

Total	$312,076	$298,742	4.5%	$1,037,426	$964,878	7.5%

	Three Months			Nine Months
	2013	2012	Change	2013	2012	Change
Net Written Premiums:
Insurance Companies:
Marine	$26,437	$32,615	-18.9%	$94,944	$107,266	-11.5%
Property Casualty	97,553	83,449	16.9%	338,215	274,823	23.1%
Professional Liability	25,300	26,084	-3.0%	75,830	75,374	0.6%

	149,290	142,148	5.0%	508,989	457,463	11.3%
Lloyd’s Operations:
Marine	26,795	27,939	-4.1%	100,413	109,489	-8.3%
Property Casualty	13,761	11,633	18.3%	33,254	36,693	-9.4%
Professional Liability	6,710	6,326	6.1%	21,821	17,698	23.3%

	47,266	45,898	3.0%	155,488	163,880	-5.1%

Total	$196,556	$188,046	4.5%	$664,477	$621,343	6.9%

	Three Months			Nine Months
	2013	2012	Change	2013	2012	Change
Net Earned Premiums:
Insurance Companies:
Marine	$31,490	$40,592	-22.4%	$100,013	$111,402	-10.2%
Property Casualty	105,759	83,993	25.9%	297,954	240,536	23.9%
Professional Liability	25,713	24,505	4.9%	75,873	70,277	8.0%

	162,962	149,090	9.3%	473,840	422,215	12.2%
Lloyd’s Operations:
Marine	34,264	34,002	0.8%	102,932	101,538	1.4%
Property Casualty	10,472	11,870	-11.8%	26,913	41,644	-35.4%
Professional Liability	6,197	6,300	-1.6%	18,352	15,001	22.3%

	50,933	52,172	-2.4%	148,197	158,183	-6.3%

Total	$213,895	$201,262	6.3%	$622,037	$580,398	7.2%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Three Months Ended

September 30, 2013

($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate (1)	Total
Gross written premiums	$227,609	$84,467	$—	$312,076
Net written premiums	149,290	47,266	—	196,556
Net earned premiums	162,962	50,933	—	213,895
Net losses and loss adjustment expenses	(95,315)	(29,771)	—	(125,086)
Commission expenses	(20,039)	(8,289)	643	(27,685)
Other operating expenses	(28,510)	(10,546)	—	(39,056)
Other income (expense)	955	(522)	(643)	(210)

Underwriting profit (loss)	20,053	1,805	—	21,858
Net investment income	12,285	1,807	2	14,094
Net realized gains (losses)	(1,890)	(919)	—	(2,809)
Interest expense	—	—	(2,053)	(2,053)

Income (loss) before income taxes	30,448	2,693	(2,051)	31,090
Income tax expense (benefit)	9,355	878	(429)	9,804

Net income (loss)	$21,093	$1,815	$(1,622)	$21,286

Losses and loss adjustment expenses ratio	58.5%	58.5%		58.5%
Commission expense ratio	12.3%	16.3%		12.9%
Other operating expense ratio (2)	16.9%	21.7%		18.4%

Combined ratio	87.7%	96.5%		89.8%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Three Months Ended

September 30, 2012

($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate (1)	Total
Gross written premiums	$218,361	$80,381	$—	$298,742
Net written premiums	142,148	45,898	—	188,046
Net earned premiums	149,090	52,172	—	201,262
Net losses and loss adjustment expenses	(113,303)	(15,547)	—	(128,850)
Commission expenses	(20,827)	(10,911)	480	(31,258)
Other operating expenses	(29,387)	(10,725)	—	(40,112)
Other income (expense)	1,229	40	(480)	789

Underwriting profit (loss)	(13,198)	15,029	—	1,831
Net investment income	12,004	1,552	41	13,597
Net realized gains (losses)	2,609	2,152	—	4,761
Interest expense	—	—	(2,049)	(2,049)

Income (loss) before income taxes	1,415	18,733	(2,008)	18,140
Income tax expense (benefit)	(377)	6,525	(923)	5,225

Net income (loss)	$1,792	$12,208	$(1,085)	$12,915

Losses and loss adjustment expenses ratio	76.0%	29.8%		64.0%
Commission expense ratio	14.0%	20.9%		15.5%
Other operating expense ratio (2)	18.9%	20.5%		19.6%

Combined ratio	108.9%	71.2%		99.1%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Nine Months Ended

September 30, 2013

($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate (1)	Total
Gross written premiums	$757,802	$279,624	$—	$1,037,426
Net written premiums	508,989	155,488	—	664,477
Net earned premiums	473,840	148,197	—	622,037
Net losses and loss adjustment expenses	(308,968)	(78,608)	—	(387,576)
Commission expenses	(59,129)	(25,245)	1,743	(82,631)
Other operating expenses	(87,682)	(32,926)	—	(120,608)
Other income (expense)	2,303	(1,067)	(1,743)	(507)

Underwriting profit (loss)	20,364	10,351	—	30,715
Net investment income	36,751	5,237	9	41,997
Net realized gains (losses)	6,001	(697)	4	5,308
Interest expense	—	—	(6,156)	(6,156)

Income (loss) before income taxes	63,116	14,891	(6,143)	71,864
Income tax expense (benefit)	19,554	5,120	(1,943)	22,731

Net income (loss)	$43,562	$9,771	$(4,200)	$49,133

Losses and loss adjustment expenses ratio	65.2%	53.0%		62.3%
Commission expense ratio	12.5%	17.0%		13.3%
Other operating expense ratio (2)	18.0%	23.0%		19.5%

Combined ratio	95.7%	93.0%		95.1%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Nine Months Ended

September 30, 2012

($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate (1)	Total
Gross written premiums	$680,763	$284,115	$—	$964,878
Net written premiums	457,463	163,880	—	621,343
Net earned premiums	422,215	158,183	—	580,398
Net losses and loss adjustment expenses	(304,483)	(65,759)	—	(370,242)
Commission expenses	(61,245)	(30,735)	1,769	(90,211)
Other operating expenses	(83,646)	(32,592)	—	(116,238)
Other income (expense)	3,750	106	(1,769)	2,087

Underwriting profit (loss)	(23,409)	29,203	—	5,794
Net investment income	34,225	6,289	118	40,632
Net realized gains (losses)	6,809	3,361	—	10,170
Interest expense	—	—	(6,147)	(6,147)

Income (loss) before income taxes	17,625	38,853	(6,029)	50,449
Income tax expense (benefit)	3,603	13,458	(2,330)	14,731

Net income (loss)	$14,022	$25,395	$(3,699)	$35,718

Losses and loss adjustment expenses ratio	72.1%	41.6%		63.8%
Commission expense ratio	14.5%	19.4%		15.5%
Other operating expense ratio (2)	18.9%	20.5%		19.7%

Combined ratio	105.5%	81.5%		99.0%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Underwriting Results

($ in thousands)

	Three Months Ended September 30, 2013
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Insurance Companies:
Marine	$31,490	$14,745	$10,997	$5,748	46.8%	34.9%	81.7%
Property Casualty	105,759	64,156	28,203	13,400	60.7%	26.6%	87.3%
Professional Liability	25,713	16,414	8,394	905	63.8%	32.7%	96.5%

Total Insurance Companies	162,962	95,315	47,594	20,053	58.5%	29.2%	87.7%

Lloyd’s Operations:
Marine	34,264	22,129	13,240	(1,105)	64.6%	38.6%	103.2%
Property Casualty	10,472	3,661	4,428	2,383	35.0%	42.2%	77.2%
Professional Liability	6,197	3,981	1,689	527	64.3%	27.2%	91.5%

Total Lloyd’s	50,933	29,771	19,357	1,805	58.5%	38.0%	96.5%

Total All	$213,895	$125,086	$66,951	$21,858	58.5%	31.3%	89.8%

	Three Months Ended September 30, 2012
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Insurance Companies:
Marine	$40,592	$29,187	$14,200	$(2,795)	71.9%	35.0%	106.9%
Property Casualty	83,993	67,474	25,753	(9,234)	80.3%	30.7%	111.0%
Professional Liability	24,505	16,642	9,032	(1,169)	67.9%	36.9%	104.8%

Total Insurance Companies	149,090	113,303	48,985	(13,198)	76.0%	32.9%	108.9%

Lloyd’s Operations:
Marine	34,002	10,936	14,543	8,523	32.2%	42.7%	74.9%
Property Casualty	11,870	5,441	4,750	1,679	45.8%	40.1%	85.9%
Professional Liability	6,300	(830)	2,303	4,827	-13.2%	36.6%	23.4%

Total Lloyd’s Operations	52,172	15,547	21,596	15,029	29.8%	41.4%	71.2%

Total All	$201,262	$128,850	$70,581	$1,831	64.0%	35.1%	99.1%

		Amounts			Loss Ratio
		Sept. 30,	Sept. 30,		Sept. 30,	Sept. 30,
		2013	2012		2013	2012
Net Incurred Loss Activity For the Three Months Ended:
Insurance Companies:
Loss and LAE payments		$83,008	$98,857		50.9%	66.3%
Change in reserves		12,307	14,446		7.6%	9.7%

Net incurred loss and LAE		95,315	113,303		58.5%	76.0%

Lloyd’s Operations:
Loss and LAE payments		27,038	24,019		53.1%	46.0%
Change in reserves		2,733	(8,472)		5.4%	-16.2%

Net incurred loss and LAE		29,771	15,547		58.5%	29.8%

Total
Loss and LAE payments		110,046	122,876		51.5%	61.0%
Change in reserves		15,040	5,974		7.0%	3.0%

Net incurred loss and LAE		$125,086	$128,850		58.5%	64.0%

		Amounts			Loss Ratio Impact
		Sept. 30,	Sept. 30,		Sept. 30,	Sept. 30,
		2013	2012		2013	2012
Impact of Prior Years Reserves Favorable / (Unfavorable) Development For the Three Months Ended:
Insurance Companies		$3,094	$(3,607)		1.4%	-1.8%
Lloyd’s Operations		4,591	9,084		2.1%	4.5%

Total		$7,685	$5,477		3.5%	2.7%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Underwriting Results

($ in thousands)

	Nine Months Ended September 30, 2013
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Insurance Companies:
Marine	$100,013	$55,425	$36,949	$7,639	55.4%	37.0%	92.4%
Property Casualty	297,954	196,151	82,844	18,959	65.8%	27.8%	93.6%
Professional Liability	75,873	57,392	24,715	(6,234)	75.6%	32.6%	108.2%

Total Insurance Companies	473,840	308,968	144,508	20,364	65.2%	30.5%	95.7%

Lloyd’s Operations:
Marine	102,932	59,184	41,266	2,482	57.5%	40.1%	97.6%
Property Casualty	26,913	11,207	12,109	3,597	41.6%	45.0%	86.6%
Professional Liability	18,352	8,217	5,863	4,272	44.8%	31.9%	76.7%

Total Lloyd’s	148,197	78,608	59,238	10,351	53.0%	40.0%	93.0%

Total All	$622,037	$387,576	$203,746	$30,715	62.3%	32.8%	95.1%

	Nine Months Ended September 30, 2012
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Insurance Companies:
Marine	$111,402	$87,240	$40,371	$(16,209)	78.3%	36.3%	114.6%
Property Casualty	240,536	165,346	75,235	(45)	68.7%	31.3%	100.0%
Professional Liability	70,277	51,897	25,535	(7,155)	73.8%	36.4%	110.2%

Total Insurance Companies	422,215	304,483	141,141	(23,409)	72.1%	33.4%	105.5%

Lloyd’s Operations:
Marine	101,538	45,224	42,587	13,727	44.5%	42.0%	86.5%
Property Casualty	41,644	17,213	14,421	10,010	41.3%	34.7%	76.0%
Professional Liability	15,001	3,322	6,213	5,466	22.1%	41.5%	63.6%

Total Lloyd’s Operations	158,183	65,759	63,221	29,203	41.6%	39.9%	81.5%

Total All	$580,398	$370,242	$204,362	$5,794	63.8%	35.2%	99.0%

		Amounts			Loss Ratio
		Sept. 30,	Sept. 30,		Sept. 30,	Sept. 30,
		2013	2012		2013	2012
Net Incurred Loss Activity For the Nine Months Ended:
Insurance Companies:
Loss and LAE payments		$263,832	$282,820		55.7%	67.0%
Change in reserves		45,136	21,663		9.5%	5.1%

Net incurred loss and LAE		308,968	304,483		65.2%	72.1%

Lloyd’s Operations:
Loss and LAE payments		84,928	79,304		57.3%	50.2%
Change in reserves		(6,320)	(13,545)		-4.3%	-8.6%

Net incurred loss and LAE		78,608	65,759		53.0%	41.6%

Total
Loss and LAE payments		348,760	362,124		56.1%	62.4%
Change in reserves		38,816	8,118		6.2%	1.4%

Net incurred loss and LAE		$387,576	$370,242		62.3%	63.8%

		Amounts			Loss Ratio Impact
		Sept. 30,	Sept. 30,		Sept. 30,	Sept. 30,
		2013	2012		2013	2012
Impact of Prior Years Reserves Favorable / (Unfavorable) Development For the Nine Months Ended:
Insurance Companies		$(12,383)	$(1,517)		-2.0%	-0.3%
Lloyd’s Operations		14,072	19,232		2.3%	3.4%

Total		$1,689	$17,715		0.3%	3.1%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Loss Data

($ in thousands)

	Case	IBNR
	Reserves	Reserves	Total
Net Loss Reserves, September 30, 2013:
Insurance Companies:
Marine	$136,292	$105,123	$241,415
Property Casualty	198,658	335,065	533,723
Professional Liability	74,600	81,596	156,196

Total Insurance Companies	409,550	521,784	931,334

Lloyd’s Operations:
Marine	131,982	89,023	221,005
Property Casualty	25,979	21,816	47,795
Professional Liability	12,620	41,677	54,297

Total Lloyd’s Operations	170,581	152,516	323,097

Total Net Loss Reserves	$580,131	$674,300	$1,254,431

	Case	IBNR
	Reserves	Reserves	Total
Net Loss Reserves, December 31, 2012
Insurance Companies:
Marine	$137,934	$114,236	$252,170
Property Casualty	204,988	290,455	495,443
Professional Liability	54,092	84,493	138,585

Total Insurance Companies	397,014	489,184	886,198

Lloyd’s Operations:
Marine	125,884	95,122	221,006
Property Casualty	27,903	28,463	56,366
Professional Liability	14,694	38,645	53,339

Total Lloyd’s Operations	168,481	162,230	330,711

Total Net Loss Reserves	$565,495	$651,414	$1,216,909

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

September 30, 2013

As of September 30, 2013, the average quality of the investment portfolio as rated by S&P and Moody’s was AA/Aa with an average duration of 3.9 years. The Company does not own any collateralized debt obligations (CDO’s) or asset backed commercial paper.

As of September 30, 2013, the Company owned two asset-backed securities approximating $0.6 million with subprime mortgage exposures. The securities have an effective maturity of 4.0 years. In addition, the Company owned a total of seven collateralized mortgage obligations and asset-backed securities approximating $2.0 million classified as Alt-A which is a credit category between prime and subprime. They have an effective maturity of 5.0 years. Such subprime and Alt-A categories are as defined by S&P. The Company is receiving principal and/or interest payments on all these securities and believes such amounts are fully collectible.

The following table sets forth our cash and investments as of September 30, 2013:

September 30, 2013	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Cost or Amortized Cost
	($ in thousands)
Fixed maturities:
U.S.Treasury bonds, agency bonds and foreign government bonds	$445,969	$3,683	$(5,694)	$447,980
States, municipalities and political subdivisions	445,281	9,752	(12,240)	447,769
Mortgage- and asset-backed securities:
Agency mortgage-backed securities	300,347	7,966	(3,925)	296,306
Residential mortgage obligations	35,277	1,107	(224)	34,394
Asset-backed securities	88,714	795	(190)	88,109
Commercial mortgage-backed securities	173,069	8,386	(365)	165,048

Subtotal	597,407	18,254	(4,704)	583,857
Corporate bonds	493,074	17,104	(2,858)	478,828

Total fixed maturities	1,981,731	48,793	(25,496)	1,958,434

Equity securities - common stocks	158,890	29,548	(1,704)	131,046
Short-term investments	152,987	—	—	152,987
Cash	130,513	—	—	130,513

Total	$2,424,121	$78,341	$(27,200)	$2,372,980

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

September 30, 2013

($ in thousands)

The following tables set forth our agency mortgage-backed securities and residential mortgage obligations, categorized by those issued by GNMA, FNMA and FHLMC and the quality category (prime, Alt-A and subprime) for all other such investments at September 30, 2013:

	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Cost or Amortized Cost
Agency mortgage-backed securities:
GNMA	$128,321	$3,086	$(2,653)	$127,888
FNMA	139,022	3,979	(1,207)	136,250
FHLMC	33,004	901	(65)	32,168

Total	$300,347	$7,966	$(3,925)	$296,306

	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Cost or Amortized Cost
Residential mortgage obligations:
Prime	$11,174	$371	$(181)	$10,984
Alt-A	1,968	70	(43)	1,941
Subprime	583	18	—	565
Non-US RMBS	21,552	648	—	20,904

Total	$35,277	$1,107	$(224)	$34,394